UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ENDONOVO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	45-2552528

6320 Canoga Avenue, 15th Floor, Woodland Hills, CA	91367
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered Not Applicable	Name of each exchange on which each class is to be registered Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box   ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box   ☒

Securities Act registration statement file number to which this form relates: (if applicable)  333-193344

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.0001 par value
(Title of Class)

Item 1.	Description of Registrant's Securities to be Registered.

Incorporated by reference to "Description of Securities” in Registration Statement on Form S-1 number 333-202068 (the "Registration Statement")

Item 2.	Exhibits.

The following exhibits are filed as a part of this registration statement:

Exhibit Number	Description
3.1	Certificate of Incorporation, as amended (1)
3.2	Bylaws (2)
4.1	Specimen Stock Certificate (3)

(1)	Incorporated by reference to Exhibits 3.1; 3.3; 3.4 3.5 and 3.6 to the Registration Statement.
(2)	Incorporated by reference to Exhibit 3.2 to the Registration Statement.
(3)	Incorporated by reference to Exhibit 4.1 to the Registration Statement.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

ENDONOVO THERAPEUTICS, INC.

Date:  June 10, 2015

/s/ Alan Collier
Alan Collier
CEO

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